UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8 – K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report:       January 29, 2004

QUIXOTE CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 0-7903

DELAWARE	36-267537
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

ONE EAST WACKER DRIVE, CHICAGO, ILLINOIS	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (312) 467-6755

Item 5.  Others Events and Regulation FD Disclosure.

On January 29, 2004, the Registrant discussed its financial results for the quarter ended December 31, 2003 during a conference call.

The conference call was recorded and is available for replay through Thursday, February 5, 2004, 12 a.m.  To access the replay, please call 706-645-9291 and enter passcode 5102921; the recorded web cast will also be available at www.quixotecorp.com.

Actual results may differ materially from those expressed or implied by the forward-looking statements contained in this report and made during the conference call. For those statements, the Registrant claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 7.  Financial Statements and Exhibits.

The following Exhibit is included herein:

99                                  Press Release issued by Quixote Corporation, dated January 29, 2004

Item 12.  Results of Operations and Financial Condition.

Attached hereto as Exhibit 99, and incorporated by reference herein, is a press release issued by Quixote Corporation announcing its second quarter fiscal 2004 financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUIXOTE CORPORATION

DATE:	January 29, 2004	/s/ Daniel P. Gorey
DANIEL P. GOREY
Vice President, Chief Financial Officer and Treasurer (Chief Financial & Accounting Officer)

EXHIBIT INDEX

Exhibits:

99                                    Press Release issued by Quixote Corporation dated January 29, 2004